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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                 JANUARY 2, 2004
         --------------------------------------------------------------
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                                   PCTEL, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           DELAWARE                      000-27115              77-0364943
-------------------------------      ----------------     ----------------------
(STATE OR OTHER JURISDICTION OF      (COMMISSION FILE        (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)           NUMBER)         IDENTIFICATION NUMBER)


                        8725 W. HIGGINS ROAD, SUITE 400,
                            CHICAGO, ILLINOIS 60631
         --------------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (773) 243-3000
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On January 20, 2004, we filed a Current Report on Form 8-K (the "Original Current Report") to report our acquisition of MAXRAD, Inc., an Illinois corporation ("MAXRAD"), on January 2, 2004. At the time of the filing of the Original Current Report, we lacked sufficient financial information to determine whether MAXRAD met any of the conditions of a "significant subsidiary" set forth in ss.210.1-02(w) of Regulation S-X to the extent provided by ss.210.3-05(b)(2) of Regulation S-X that would require the filing of certain financial statements as soon as practicable, but in no event later than 60 days after the date on which the Original Current Report was required to have been filed. Based upon financial information that has become available and a financial analysis we have completed subsequent to the filing of the Original Current Report, we have determined that MAXRAD does not meet such conditions.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial statements of business acquired.

              As set forth in Item 2 above, since the filing of the Original Current Report, we have determined that MAXRAD does not meet the conditions of a "significant subsidiary" set forth in ss.210.1-02(w) of Regulation S-X to the extent provided by ss.210.3-05(b)(2) of Regulation S-X that would require the filing of the audited financial statements otherwise required by this Item 7(a). Accordingly, we will not file such audited financial statements.

     (b) Pro forma financial information.

              As set forth in Item 2 above, since the filing of the Original Current Report, we have determined that MAXRAD does not meet the conditions of a "significant subsidiary" set forth in ss.210.1-02(w) of Regulation S-X to the extent provided by ss.210.3-05(b)(2) of Regulation S-X that would require the filing of the pro forma financial statements otherwise required by this Item 7(b). Accordingly, we will not file such pro forma financial statements.

     (c) Exhibits.

              None.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 16, 2004

                                     PCTEL, INC.

                                     By: /s/ John W. Schoen
                                         -----------------------------------
                                         John W. Schoen, Chief Financial
                                         Officer